Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies
Principles of consolidation

Principles of consolidation - The consolidated financial statements include the accounts of the Company and its majority owned subsidiaries. All intercompany balances and transactions have been eliminated.

Use of estimates

Use of estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Fair value hierarchy

Fair value hierarchy - The Company utilizes the three-level valuation hierarchy for the recognition and disclosure of fair value measurements. The categorization of assets and liabilities within this hierarchy is based upon the lowest level of input that is significant to the measurement of fair value. The three levels of the hierarchy consist of the following:

•          Level 1 - Inputs to the valuation methodology are unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

•          Level 2 - Inputs to the valuation methodology are quoted prices for similar assets and liabilities in active markets, quoted prices in markets that are not active or inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the instrument.

•          Level 3 - Inputs to the valuation methodology are unobservable inputs based upon management’s best estimate of inputs market participants could use in pricing the asset or liability at the measurement date, including assumptions about risk.

Cash and cash equivalents

Cash and cash equivalents - Cash and cash equivalents consist of cash and temporary investments with maturities of three months or less when purchased. The Company invests in short-term money market funds, commercial paper and time deposits, as well as other debt securities that are classified as cash equivalents within the accompanying consolidated balance sheets, as these funds are highly liquid and readily convertible to known amounts of cash. These investments are classified within Level 1 of the fair value hierarchy because they are valued using quoted market prices.

Short-term investments

Short-term investments - The Company’s short-term investments consist of certificate of deposits with initial maturities of greater than three months when purchased. These investments, which were classified as available-for-sale within Level 1 of the fair value hierarchy, were carried at historical cost, which approximated fair value at December 31, 2012 and 2011.

Fair value of financial instruments

Fair value of financial instruments - As of December 31, 2012, the Company’s financial instruments include cash and cash equivalents, short-term investments, accounts receivable, accounts payable and short-term debt. Due to the short-term nature of these instruments, the Company’s carrying value approximates fair value. The carrying amount and estimated fair value of total long-term debt was $9.1 billion and $10.8 billion, respectively, as of December 31, 2012. The fair value of the Company’s long-term debt was estimated based on quoted rates currently offered in active markets for the Company’s debt, which is considered Level 1 of the fair value hierarchy. The Company had outstanding letters of credit, which guaranteed foreign trade purchases, with a fair value of $4.9 million as of December 31, 2012. There were no outstanding derivative financial instruments as of December 31, 2012 and 2011.

Accounts receivable

Accounts receivable - Accounts receivable are stated net of an allowance for doubtful accounts. The accounts receivable balance primarily includes trade amounts due from third party providers (e.g., pharmacy benefit managers, insurance companies and governmental agencies), clients and members, as well as vendors and manufacturers.

The activity in the allowance for doubtful trade accounts receivable is as follows:

	Year Ended December 31,
In millions	2012	2011	2010
Beginning balance	$189	$182	$224
Additions charged to bad debt expense	149	129	73
Write-offs charged to allowance	(95)	(122)	(115)
Ending balance	$243	$189	$182

Inventories

Inventories - Prior to 2012, inventories were stated at the lower of cost or market on a first-in, first-out basis using the retail inventory method in the retail pharmacy stores, the weighted average cost method in the mail service and specialty pharmacies, and the cost method on a first-in, first-out basis in the distribution centers. Effective January 1, 2012, the Company changed its methods of accounting for prescription drug inventories in the RPS to the weighted average cost method. See Note 2 for additional information regarding the accounting change. Physical inventory counts are taken on a regular basis in each store and a continuous cycle count process is the primary procedure used to validate the inventory balances on hand in each distribution center and mail facility to ensure that the amounts reflected in the accompanying consolidated financial statements are properly stated. During the interim period between physical inventory counts, the Company accrues for anticipated physical inventory losses on a location-by-location basis based on historical results and current trends.

Property and equipment

Property and equipment - Property, equipment and improvements to leased premises are depreciated using the straight-line method over the estimated useful lives of the assets, or when applicable, the term of the lease, whichever is shorter. Estimated useful lives generally range from 10 to 40 years for buildings, building improvements and leasehold improvements and 3 to 10 years for fixtures, equipment and internally developed software. Repair and maintenance costs are charged directly to expense as incurred. Major renewals or replacements that substantially extend the useful life of an asset are capitalized and depreciated. Application development stage costs for significant internally developed software projects are capitalized and depreciated.

The following are the components of property and equipment at December 31:

In millions	2012	2011
Land	$1,429	$1,295
Building and improvements	2,614	2,404
Fixtures and equipment	7,928	7,582
Leasehold improvements	3,105	3,021
Software	1,230	1,098
	16,306	15,400
Accumulated depreciation and amortization	(7,674)	(6,933)
	$8,632	$8,467

The gross amount of property and equipment under capital leases was $219 million and $211 million as of December 31, 2012 and 2011, respectively. Amortization of property and equipment under capital lease is included within depreciation expense. Depreciation expense totaled $1.3 billion, $1.1 billion and $1.0 billion in 2012, 2011 and 2010, respectively.

Goodwill and other indefinitely-lived assets

Goodwill and other indefinitely-lived assets - Goodwill and other indefinitely-lived assets are not amortized, but are subject to impairment reviews annually, or more frequently if necessary. See Note 5 for additional information on goodwill and other indefinitely-lived assets.

Intangible assets

Intangible assets - Purchased customer contracts and relationships are amortized on a straight-line basis over their estimated useful lives between 10 and 20 years. Purchased customer lists are amortized on a straight-line basis over their estimated useful lives of up to 10 years. Purchased leases are amortized on a straight-line basis over the remaining life of the lease. See Note 5 for additional information about intangible assets.

Impairment of long-lived assets	Impairment of long-lived assets - The Company groups and evaluates fixed and finite-lived intangible assets for impairment at the lowest level at which individual cash flows can be identified, whenever events or changes in circumstances indicate that the carrying value of an asset may not be recoverable. If indicators of impairment are present, the Company first compares the carrying amount of the asset group to the estimated future cash flows associated with the asset group (undiscounted and without interest charges). If the estimated future cash flows used in this analysis are less than the carrying amount of the asset group, an impairment loss calculation is prepared. The impairment loss calculation compares the carrying amount of the asset group to the asset group’s estimated future cash flows (discounted and with interest charges). If required, an impairment loss is recorded for the portion of the asset group’s carrying value that exceeds the asset group’s estimated future cash flows (discounted and with interest charges).
Redeemable noncontrolling interest

Redeemable noncontrolling interest — Through June 29, 2012, the Company had an approximately 60% ownership interest in Generation Health, Inc. (“Generation Health”) and consolidated Generation Health in its consolidated financial statements. The nonemployee noncontrolling shareholders of Generation Health held put rights for the remaining interest in Generation Health that if exercised would require the Company to purchase the remaining interest in Generation Health in 2015 for a minimum of $26 million and a maximum of $159 million, depending on certain financial metrics of Generation Health in 2014. Since the noncontrolling shareholders of Generation Health had a redemption feature as a result of the put rights, the Company had classified the redeemable noncontrolling interest in Generation Health in the mezzanine section of the consolidated balance sheet outside of shareholders’ equity. On June 29, 2012, the Company acquired the remaining 40% interest in Generation Health from minority shareholders and employee option holders for $26 million and $5 million, respectively, for a total of $31 million.

The following is a reconciliation of the changes in the redeemable noncontrolling interest:

In millions	2012	2011	2010
Beginning balance	$30	$34	$37
Net loss attributable to noncontrolling interest	(2)	(4)	(3)
Purchase of noncontrolling interest	(26)	—	—
Reclassification to capital surplus in connection with purchase of noncontrolling interest	(2)	—	—
Ending balance	$—	$30	$34

Revenue recognition

Revenue Recognition

Pharmacy Services Segment - The PSS sells prescription drugs directly through its mail service pharmacies and indirectly through its retail pharmacy network. The PSS recognizes revenue from prescription drugs sold by its mail service pharmacies and under retail pharmacy network contracts where it is the principal using the gross method at the contract prices negotiated with its clients. Net revenues include: (i) the portion of the price the client pays directly to the PSS, net of any volume-related or other discounts paid back to the client (see “Drug Discounts” below), (ii) the price paid to the PSS by client plan members for mail order prescriptions (“Mail Co-Payments”) and the price paid to retail network pharmacies by client plan members for retail prescriptions (“Retail Co-Payments”), and (iii) administrative fees for retail pharmacy network contracts where the PSS is not the principal as discussed below.

Revenue is recognized when: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the seller’s price to the buyer is fixed or determinable, and (iv) collectability is reasonably assured. The following revenue recognition policies have been established for the PSS:

•          Revenues generated from prescription drugs sold by mail service pharmacies are recognized when the prescription is shipped. At the time of shipment, the PSS has performed substantially all of its obligations under its client contracts and does not experience a significant level of returns or reshipments.

•          Revenues generated from prescription drugs sold by third party pharmacies in the PSS’s retail pharmacy network and associated administrative fees are recognized at the PSS’s point-of-sale, which is when the claim is adjudicated by the PSS’s online claims processing system.

The PSS determines whether it is the principal or agent for its retail pharmacy network transactions on a contract by contract basis. In the majority of its contracts, the PSS has determined it is the principal due to it: (i) being the primary obligor in the arrangement, (ii) having latitude in establishing the price, changing the product or performing part of the service, (iii) having discretion in supplier selection, (iv) having involvement in the determination of product or service specifications, and (v) having credit risk. The PSS’s obligations under its client contracts for which revenues are reported using the gross method are separate and distinct from its obligations to the third party pharmacies included in its retail pharmacy network contracts. Pursuant to these contracts, the PSS is contractually required to pay the third party pharmacies in its retail pharmacy network for products sold, regardless of whether the PSS is paid by its clients. The PSS’s responsibilities under its client contracts typically include validating eligibility and coverage levels, communicating the prescription price and the co-payments due to the third party retail pharmacy, identifying possible adverse drug interactions for the pharmacist to address with the prescriber prior to dispensing, suggesting clinically appropriate generic alternatives where appropriate and approving the prescription for dispensing. Although the PSS does not have credit risk with respect to Retail Co-Payments, management believes that all of the other indicators of gross revenue reporting are present. For contracts under which the PSS acts as an agent, revenue is recognized using the net method.

Drug Discounts - The PSS deducts from its revenues any rebates, inclusive of discounts and fees, earned by its clients. Rebates are paid to clients in accordance with the terms of client contracts, which are normally based on fixed rebates per prescription for specific products dispensed or a percentage of manufacturer discounts received for specific products dispensed. The liability for rebates due to clients is included in “Claims and discounts payable” in the accompanying consolidated balance sheets.

Medicare Part D - The PSS participates in the Federal Government’s Medicare Part D program as a Prescription Drug Plan (“PDP”). Net revenues include insurance premiums earned by the PDP, which are determined based on the PDP’s annual bid and related contractual arrangements with the Centers for Medicare and Medicaid Services (“CMS”). The insurance premiums include a direct premium paid by CMS and a beneficiary premium, which is the responsibility of the PDP member, but is subsidized by CMS in the case of low-income members. Premiums collected in advance are initially deferred in accrued expenses and are then recognized in net revenues over the period in which members are entitled to receive benefits.

In addition to these premiums, net revenues include co-payments, coverage gap benefits, deductibles and co-insurance (collectively, the “Member Co-Payments”) related to PDP members’ actual prescription claims. In certain cases, CMS subsidizes a portion of these Member Co-Payments and pays the PSS an estimated prospective Member Co-Payment subsidy amount each month. The prospective Member Co-Payment subsidy amounts received from CMS are also included in net revenues. The Company assumes no risk for these amounts. If the prospective Member Co-Payment subsidies received differ from the amounts based on actual prescription claims, the difference is recorded in either accounts receivable or accrued expenses.

The PSS accounts for CMS obligations and Member Co-Payments (including the amounts subsidized by CMS) using the gross method consistent with its revenue recognition policies for Mail Co-Payments and Retail Co-Payments (discussed previously in this document).

Retail Pharmacy Segment - The RPS recognizes revenue from the sale of merchandise (other than prescription drugs) at the time the merchandise is purchased by the retail customer. Revenue from the sale of prescription drugs is recognized at the time the prescription is filled as opposed to upon delivery as required under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 605, Revenue Recognition. For substantially all prescriptions, the fill date and the delivery date occur in the same reporting period. The effect on both revenue and income of recording prescription drug sales upon fill as opposed to delivery is immaterial. Customer returns are not material. Revenue generated from the performance of services in the RPS’s health care clinics is recognized at the time the services are performed.

See Note 14 for additional information about the revenues of the Company’s business segments.

Cost of revenues

Cost of revenues

Pharmacy Services Segment - The PSS’ cost of revenues includes: (i) the cost of prescription drugs sold during the reporting period directly through its mail service pharmacies and indirectly through its retail pharmacy network, (ii) shipping and handling costs, and (iii) the operating costs of its mail service pharmacies and client service operations and related information technology support costs including depreciation and amortization. The cost of prescription drugs sold component of cost of revenues includes: (i) the cost of the prescription drugs purchased from manufacturers or distributors and shipped to members in clients’ benefit plans from the PSS’ mail service pharmacies, net of any volume-related or other discounts (see “Drug Discounts” previously in this document) and (ii) the cost of prescription drugs sold (including Retail Co-Payments) through the PSS’ retail pharmacy network under contracts where it is the principal, net of any volume-related or other discounts.

Retail Pharmacy Segment - The RPS’ cost of revenues includes: the cost of merchandise sold during the reporting period and the related purchasing costs, warehousing and delivery costs (including depreciation and amortization) and actual and estimated inventory losses. See Note 14 for additional information about the cost of revenues of the Company’s business segments.

Vendor allowances and purchase discounts

Vendor allowances and purchase discounts

The Company accounts for vendor allowances and purchase discounts as follows:

Pharmacy Services Segment - The PSS receives purchase discounts on products purchased. The PSS’ contractual arrangements with vendors, including manufacturers, wholesalers and retail pharmacies, normally provide for the PSS to receive purchase discounts from established list prices in one, or a combination, of the following forms: (i) a direct discount at the time of purchase, (ii) a discount for the prompt payment of invoices, or (iii) when products are purchased indirectly from a manufacturer (e.g., through a wholesaler or retail pharmacy), a discount (or rebate) paid subsequent to dispensing. These rebates are recognized when prescriptions are dispensed and are generally calculated and billed to manufacturers within 30 days of the end of each completed quarter. Historically, the effect of adjustments resulting from the reconciliation of rebates recognized to the amounts billed and collected has not been material to the PSS’ results of operations. The PSS accounts for the effect of any such differences as a change in accounting estimate in the period the reconciliation is completed. The PSS also receives additional discounts under its wholesaler contract if it exceeds contractually defined annual purchase volumes. In addition, the PSS receives fees from pharmaceutical manufacturers for administrative services. Purchase discounts and administrative service fees are recorded as a reduction of “Cost of revenues”.

Retail Pharmacy Segment - Vendor allowances received by the RPS reduce the carrying cost of inventory and are recognized in cost of revenues when the related inventory is sold, unless they are specifically identified as a reimbursement of incremental costs for promotional programs and/or other services provided. Amounts that are directly linked to advertising commitments are recognized as a reduction of advertising expense (included in operating expenses) when the related advertising commitment is satisfied. Any such allowances received in excess of the actual cost incurred also reduce the carrying cost of inventory. The total value of any upfront payments received from vendors that are linked to purchase commitments is initially deferred. The deferred amounts are then amortized to reduce cost of revenues over the life of the contract based upon purchase volume. The total value of any upfront payments received from vendors that are not linked to purchase commitments is also initially deferred. The deferred amounts are then amortized to reduce cost of revenues on a straight-line basis over the life of the related contract. The total amortization of these upfront payments was not material to the accompanying consolidated financial statements.

Insurance

Insurance - The Company is self-insured for certain losses related to general liability, workers’ compensation and auto liability. The Company obtains third party insurance coverage to limit exposure from these claims. The Company is also self-insured for certain losses related to health and medical liabilities. The Company’s self-insurance accruals, which include reported claims and claims incurred but not reported, are calculated using standard insurance industry actuarial assumptions and the Company’s historical claims experience.

Facility opening and closing costs

Facility opening and closing costs - New facility opening costs, other than capital expenditures, are charged directly to expense when incurred. When the Company closes a facility, the present value of estimated unrecoverable costs, including the remaining lease obligation less estimated sublease income and the book value of abandoned property and equipment, are charged to expense. The long-term portion of the lease obligations associated with facility closings was $288 million and $327 million in 2012 and 2011, respectively.

Advertising costs

Advertising costs - Advertising costs are expensed when the related advertising takes place. Advertising costs, net of vendor funding (included in operating expenses), were $221 million, $211 million and $234 million in 2012, 2011 and 2010, respectively.

Interest expense, net

Interest expense, net - Interest expense, net of capitalized interest, was $561 million, $588 million and $539 million, and interest income was $4 million, $4 million and $3 million in 2012, 2011 and 2010, respectively. Capitalized interest totaled $29 million, $37 million and $47 million in 2012, 2011 and 2010, respectively.

Shares held in trust

Shares held in trust - The Company maintains grantor trusts, which held approximately 1 and 2 million shares of its common stock at December 31, 2012 and 2011, respectively. These shares are designated for use under various employee compensation plans. Since the Company holds these shares, they are excluded from the computation of basic and diluted shares outstanding.

Accumulated other comprehensive loss

Accumulated other comprehensive loss - Accumulated other comprehensive loss consists of changes in the net actuarial gains and losses associated with pension and other postretirement benefit plans, and unrealized losses on derivatives. The amount included in accumulated other comprehensive loss related to the Company’s pension and postretirement plans was $268 million pre-tax ($165 million after-tax) as of December 31, 2012 and $250 million pre-tax ($152 million after-tax) as of December 31, 2011. The net impact on cash flow hedges totaled $26 million pre-tax ($16 million after-tax) and $32 million pre-tax ($20 million after-tax) as of December 31, 2012 and 2011, respectively.

Stock-based compensation

Stock-based compensation - Stock-based compensation is measured at the grant date based on the fair value of the award and is recognized as expense over the applicable requisite service period of the stock award (generally 3 to 5 years) using the straight-line method. Stock-based compensation is included in operating expenses.

Income taxes

Income taxes - The Company provides for income taxes currently payable, as well as for those deferred because of timing differences between reported income and expenses for financial statement purposes versus income tax return purposes. Income tax credits are recorded as a reduction of income taxes. Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax return purposes. Deferred income tax assets and liabilities are measured using the enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recoverable or settled. The effect of a change in income tax rates is recognized as income or expense in the period of the change.

Earnings per common share

Earnings per common share - Basic earnings per common share is computed by dividing: (i) net earnings by (ii) the weighted average number of common shares outstanding during the year (the “Basic Shares”).

Diluted earnings per common share is computed by dividing: (i) net earnings by (ii) Basic Shares plus the additional shares that would be issued assuming that all dilutive stock awards are exercised. Options to purchase 5.9 million, 30.5 million and 34.3 million shares of common stock were outstanding as of December 31, 2012, 2011 and 2010, respectively, but were not included in the calculation of diluted earnings per share because the options’ exercise prices were greater than the average market price of the common shares and, therefore, the effect would be antidilutive.